[LETTERHEAD OF KRAMER, LEVIN, NAFTALIS & FRANKEL]



                                  July 9, 1998

Simms Funds
55 Railroad Avenue
Greenwich, CT  06830

     Re:    Simms Funds
            Registration Statement on Form N-1A
            ICA #: 811-08871
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Dear Gentlemen:

           We hereby consent to the reference of our firm as Counsel in this Registration Statement on Form N-1A.

                                Very truly yours,


                                /s/Kramer, Levin, Naftalis & Frankel
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